UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 30, 2004


                               AXEDA SYSTEMS INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
    ------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 000-26287                              23-2763854
    ---------------------------------        ----------------------------------
        (Commission File Number)              (IRS Employer Identification No.)


         21 Oxford Road, Mansfield, Massachusetts                 02048
        -------------------------------------------          ---------------
         (Address of Principal Executive Offices)               (Zip Code)

                                  508-337-9200
     ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act (17 CFR  240.13e-4(c))  Items to be  Included  in this Report

                       Items to be Included in this Report

                                  INTRODUCTION

This Amendment No. 1 amends and supplements the Form 8-K filed by Axeda Systems Inc. on January 6, 2005 (as amended, the "Form 8-K"). The purpose of this Amendment No. 1 is to correct a typographical error in Item 8.01 of the Form 8-K by changing the new total number of shares authorized for issuance under the Registrant's 1999 Employee Stock Purchase Plan referred to under Proposal (5) in the table from "100,000,000" to "1,000,000". Except as otherwise noted, no changes have been made to the Form 8-K. Item 8.01 of the Form 8-K is hereby amended and restated in whole, in order to correct the typographical error discussed in the foregoing sentence, as set forth below.

ITEM 8.01 OTHER EVENTS
The Registrant's 2004 Annual meeting was held on December 30, 2004. The stockholders adopted the following proposals that were submitted to a vote at such meeting: (1) to elect two (2) of the Registrant's directors to serve for a three-year term ending in the year 2007 and until their successors are duly elected and qualified, or until their earlier resignation or removal; (2) to ratify the appointment of KPMG LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2004; (3) to approve the adjustment to the exercise price of warrants held by SSF from $1.69 per share to $1.35 per share; (4) to approve an amendment to the Registrant's Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares to allow for the full exercise of the warrant issued to SSF, to allow for the full conversion of the note and the full exercise of the warrant issued to Laurus and to ensure that the Registrant has sufficient shares available for issuance pursuant to its employee benefit programs, possible acquisitions and financings, and other corporate purposes; and (5) to approve an amendment to the Registrant's 1999 Employee Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 500,000 to 1,000,000 shares. The results of the votes on these matters are disclosed below.

                                                                              Votes Withheld or
                                                                              -----------------
Proposal                                                   Votes For         Against or Withheld          Abstain
---------                                                   ---------         -------------------          -------
(1) Election of Directors
         Robert M. Russell Jr.                                   29,627,559                637,203              -
         Bruce J. Ryan                                           29,733,140                531,622              -

(2) To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending
     December 31, 2004.                                          29,659,238                485,451           120,073

(3) To approve the adjustment of the exercise price of the
    warrants held by Special Situations Private Equity Fund,
    L.P. and its affiliates, or SSF from $1.69 per share to
    $1.35 per share.                                             16,763,294             2,068,763           34,003

(4) To approve an amendment to our Amended and Restated
     Certificate of Incorporation to Increase the number of
     shares of our common stock authorized for issuance from
     50,000,000 shares to 100,000,000 shares.                    17,487,344             1,357,263            21,453

(5) To approve an amendment to our 1999 Employee Stock
     Purchase Plan to increase the total number of shares
     authorized for issuance under the plan from 500,000
     shares to 1,000,000 shares.                                 17,254,800              1,593,992            17,268

The following are the names of each of our other directors whose term of office continued after the annual meeting:

   Directors Holding Office Until 2006:  Walter L. Threadgill and Dale E. Calder

   Directors Holding Office Until 2005:  Paul A. Vais and James R. McDonald

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AXEDA SYSTEMS INC.

                                             By:  /s/ Karen F. Kupferberg
                                                 --------------------------
                                                  Karen F. Kupferberg
                                                  Executive Vice President and
                                                   Chief Financial Officer

Dated:  January 18, 2005


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